EXHIBIT 10.3
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                                                               [EXECUTION FINAL]

                   AMENDMENT NO. 2 TO INTERCREDITOR AGREEMENT


         THIS AMENDMENT NO. 2 TO INTERCREDITOR AGREEMENT (this "Amendment"), dated as of June 28, 2006, is by and between WACHOVIA CAPITAL FINANCE CORPORATION (CENTRAL), an Illinois corporation, formerly known as Congress Financial Corporation (Central), in its capacity as agent pursuant to the Working Capital Loan and Security Agreement (as hereinafter defined) for the lenders who are party from time to time thereto (in such capacity, together with its successors and assigns in such capacity, "Working Capital Agent") and SILVER POINT FINANCE LLC, a Delaware limited liability company, in its capacity as collateral agent pursuant to the Term Loan Agreement (as hereinafter defined) for the lenders who are party from time to time thereto (in such capacity, together with its successors and assigns in such capacity, the "Term Loan Agent").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Working Capital Agent and Term Loan Agent have previously entered into and executed the Intercreditor Agreement, dated as of October 20, 2004 (as the same now exists, the "Intercreditor Agreement"), as acknowledged by Omega Wire, Inc. (successor by merger with Camden Wire Co., Inc., International Wire Rome Operations, Inc. and OWI Corporation) ("Omega"), IWG Resources, LLC ("Resources"), Wire Technologies, Inc. ("Wire Technologies", and together with IWG High Performance Conductors, Inc. ("High Performance"), Omega and Resources, each individually a "Borrower" and collectively, "Borrowers") and International Wire Group, Inc. ("Parent", and sometimes hereinafter referred to as "Guarantor");

         WHEREAS, Working Capital Agent and the lenders who are party from time to time to the Working Capital Loan and Security Agreement (collectively, "Working Capital Lenders") have entered into financing arrangements with Borrowers, pursuant to which Working Capital Lenders have made and provided, and may hereafter, upon certain terms and conditions, make loans and provide other financial accommodations to Borrowers pursuant to the Loan and Security Agreement, dated October 20, 2004, by and among Working Capital Agent, Working Capital Lenders, Borrowers and Parent, as amended by Amendment No. 1 to Loan and Security Agreement dated as of March 31, 2006, by and among Working Capital Agent, Working Capital Lenders, Borrowers and Parent and Amendment No. 2 to Loan and Security Agreement , dated of even date herewith ("Amendment No. 2"), by and among Working Capital Agent, Working Capital Lenders, Borrowers and Parent (as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Working Capital Loan and Security Agreement");

         WHEREAS, Term Loan Agent and the lenders who are party from time to time to the Term Loan Agreement (collectively, "Term Loan Lenders") have entered into financing arrangements with Borrowers (except High Performance), pursuant to which Term Loan Lenders have made terms loans to Borrowers pursuant to the Loan and Security Agreement, dated October 20, 2004, by and among Term Loan


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Agent, Term Loan Lenders, Borrowers (except High Performance), High Performance, as a guarantor and Parent, as amended by Amendment No. 1 to Loan and Security Agreement dated as of March 31, 2006, and Amendment No. 2 to Loan and Security Agreement, dated of even date herewith (and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Term Loan Agreement");

         WHEREAS, Borrowers desire to incur additional indebtedness owing to Working Capital Lenders and have requested that Working Capital Lenders amend the Working Capital Loan and Security Agreement to permit the incurrence of such indebtedness;

         WHEREAS, Working Capital Lenders are willing to agree to such request, but only on the terms and subject to the conditions contained in Amendment No. 2;

         WHEREAS, it is a condition precedent to the effectiveness of Amendment No. 2 that Working Capital Agent and Term Loan Agent shall have executed and delivered this Amendment;

         NOW THEREFORE, in consideration of the mutual benefits accruing to the parties hereto and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

         1. Definitions. All capitalized terms used herein which are not otherwise defined herein shall have the meaning ascribed to such term as set forth in the Intercreditor Agreement.

         2. Amendment. The definition of "Maximum W/C Debt" in Section 1.21 of the Intercreditor Agreement is hereby amended by deleting such definition in its entirety and replacing it with the following:

          " "Maximum W/C Debt" shall mean the sum of: (a) aggregate outstanding principal amount of loans and outstanding letter of credit accommodations made or issued pursuant to the Working Capital Loan Documents up to a maximum amount equal to the lesser of (i) $155,000,000 and (ii) the amount equal to (A) the Availability, multiplied by (B) 110%; plus (b) the portion of the aggregate outstanding principal amount of loans and letter of credit accommodations that are made or issued pursuant to the Working Capital Loan and Security Agreement but that are not made or issued intentionally or with actual knowledge that such loans and letter of credit accommodations cause the aggregate outstanding principal amount of loans and letter of credit accommodations to exceed the amount equal to the Availability multiplied by 110% (but do not exceed $155,000,000) calculated at the time made or issued; plus (c) Intentional Overadvances in a principal amount not to exceed $5,000,000; plus (d) interest, fees, indemnities, costs and expenses arising under the Working Capital Loan Documents; provided, that, the term "Availability" as used in this definition shall not include any obligations or liabilities of any Borrower to any financial institutions pursuant to any Hedge Agreements in an amount in excess of the Hedge Reserves."





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         3. Effect of this Amendment. Except as modified pursuant hereto, no other changes or modifications to the Intercreditor Agreement are intended or implied, and in all other respects, the Intercreditor Agreement is hereby specifically ratified, restated and confirmed by the parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the Intercreditor Agreement, the terms of this Amendment shall control. The Intercreditor Agreement and this Amendment shall be read as one agreement.

         4. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as may be necessary to effectuate the provisions and purposes of this Amendment.

         5. Governing Law. The validity, construction and effect of this Amendment shall be governed by the laws of the State of New York, but excluding any principles of conflicts of law or other rules of law that would result in the application of the law of any jurisdiction other than the laws of the State of New York.

         6. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original with the same force and effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of this Amendment by telecopier or other method of electronic transmission shall have the same force and effect as delivery of an original executed counterpart of this Amendment.


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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to be duly executed as of the day and year first above written.


                                       WORKING CAPITAL AGENT

                                       WACHOVIA CAPITAL FINANCE
                                       CORPORATION (CENTRAL), successor by
                                       merger to Congress Financial
                                       Corporation (Central)

                                       By:  /s/  Barry Felker
                                           ----------------------------------
                                       Name: Barry Felker
                                       Title:Associate


                                       TERM LOAN AGENT

                                       SILVER POINT FINANCE LLC

                                       By:  /s/  Richard Petrill
                                           ----------------------------------
                                       Name:  Richard Petrill
                                       Title: Authorized Signatory






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                                 ACKNOWLEDGMENT
                                 --------------

         Each of the undersigned hereby acknowledges and agrees to the terms and provisions of the Intercreditor Agreement as amended by Amendment No. 2 to Intercreditor Agreement.

         Without limiting the generality of the foregoing or any of the other rights and remedies of Working Capital Agent, any Working Capital Lender, Term Loan Agent, or any Term Loan Lender, each of the undersigned (i) acknowledges and confirms the rights of Working Capital Agent and Term Loan Agent set forth in Section 2.14 of the Intercreditor Agreement, and (ii) agrees to make any payments (mandatory, permissive, or otherwise) permitted or required by any Term Loan Document or Working Capital Loan Document in accordance with Section 2.14 regardless of any contrary provision in any Term Loan Document or Working Capital Loan Document.

         By its signature below, each of the undersigned agrees that it will, together with its successors and assigns, be bound by the provisions hereof.

         Each of the undersigned agrees that any Agent or Lender holding or controlling Collateral does so as bailee (under the UCC) for the other Agents or Lenders that have a Lien on such Collateral and is hereby authorized to and may turn over to such other Agents or Lenders upon request therefor any such Collateral, after all obligations and indebtedness of the undersigned to the bailee Agent or Lender have been fully paid and performed.

         Each of the undersigned acknowledges and agrees that: (i) it is not a party to the Intercreditor Agreement and does not and will not receive any right, benefit, priority or interest under or because of the existence of the foregoing Intercreditor Agreement (except for consents which are deemed to have been given by Term Loan Agent and Term Loan Lenders under Section 2.9), and (ii) it will execute and deliver such additional documents and take such additional action as may be necessary or desirable in the reasonable opinion of any of the Agents or Lenders to effectuate the provisions and purposes of the foregoing Intercreditor Agreement.

BORROWERS                                    GUARANTORS
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OMEGA WIRE, INC.                             INTERNATIONAL WIRE GROUP, INC.
WIRE TECHNOLOGIES, INC.                      IWG HIGH PERFORMANCE
IWG RESOURCES, LLC                             CONDUCTORS, INC. (under the
IWG HIGH PERFORMANCE                           Term  Loan Agreement)
  CONDUCTORS, INC. (under the Working
Capital Loan and Security Agreement)


By:  /s/ Rodney D. Kent                      By:  /s/ Rodney D. Kent
   --------------------------------            --------------------------------
   Name:  Rodney D. Kent                        Name:  Rodney D. Kent
   Title: Chief Executive Officer               Title: Chief Executive Officer